Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes using the enacted tax rates and laws that are currently in effect. Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2013, 2012 and 2011 were as follows:

	2013	2012	2011
Deferred tax assets:
Exit costs, environ-mental and other similar items	$45,322	$45,403	$53,928
Deferred employee benefit items	32,600	93,039	74,577
Other items (each less than 5 percent of total assets)	53,727	73,388	83,192
Total deferred tax assets	$131,649	$211,830	$211,697
Deferred tax liabilities:
Depreciation and amortization	$214,696	$202,891	$192,035

Netted against the Company’s other deferred tax assets were valuation allowances of $7,390, $11,474 and $8,017 at December 31, 2013, 2012 and 2011, respectively. These reserves resulted from the uncertainty as to the realization of the tax benefits from foreign net operating losses and other foreign assets. The Company has $17,294 of domestic net operating loss carryforwards acquired through acquisitions that have expiration dates through the tax year 2032 and foreign net operating losses of $71,541. The foreign net operating losses are related to various jurisdictions that provide for both indefinite carryforward periods and others with carryforward periods that range from the tax years 2018 to 2033.
Significant components of the provisions for income taxes were as follows:

	2013	2012	2011
Current:
Federal	$229,997	$207,791	$204,284
Foreign	42,543	51,264	50,272
State and local	33,082	27,642	28,219
Total current	305,622	286,697	282,775
Deferred:
Federal	30,384	8,692	20,713
Foreign	(9,041)	(16,964)	(3,922)
State and local	6,432	(2,150)	122
Total deferred	27,775	(10,422)	16,913
Total provisions for income taxes	$333,397	$276,275	$299,688

The provisions for income taxes included estimated taxes payable on that portion of retained earnings of foreign subsidiaries expected to be received by the Company. The effect of the repatriation provisions of the American Jobs Creation Act of 2004 and the provisions of the Income Taxes Topic of the ASC, was $4,411 in 2013, $7,572 in 2012 and $(491) in 2011. A provision was not made with respect to $7,014 of retained earnings at December 31, 2013 that have been invested by foreign subsidiaries. The unrecognized deferred tax liability related to those earnings is approximately $1,294.
Significant components of income before income taxes as used for income tax purposes, were as follows:

	2013	2012	2011
Domestic	$969,790	$712,873	$560,395
Foreign	116,168	194,436	181,153
	$1,085,958	$907,309	$741,548

A reconciliation of the statutory federal income tax rate to the effective tax rate follows:

	2013	2012	2011
Statutory federal income tax rate	35.0%	35.0%	35.0%
Effect of:
State and local income taxes	2.4	1.8	2.1
Investment vehicles	(2.1)	(2.1)	(1.9)
ESOP IRS audit settlement			10.1
Domestic production activities	(2.2)	(1.9)	(2.4)
Other - net	(2.4)	(2.4)	(2.5)
Effective tax rate	30.7%	30.4%	40.4%

The 2013 state and local income tax component of the effective tax rate increased compared to 2012 primarily due to an increase in domestic income before income taxes in 2013 compared to 2012. The 2013 investment vehicles and domestic production activities components of the effective tax rate were consistent with the 2012 year. During the fourth quarter of 2011, the Company reached a settlement with the Internal Revenue Service (IRS) that resolved all ESOP related tax issues for the 2003 through 2009 tax years. The settlement negatively impacted the effective tax rate for 2011.
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The IRS commenced an examination of the Company's U.S. income tax returns for the 2010, 2011 and 2012 tax years in the fourth quarter of 2013. Fieldwork is expected to be completed during 2014. At this time, the Company has determined that an insignificant refund is due for issues under review during this audit period. The IRS completed an examination of the Company's U.S. income tax returns for the 2008 and 2009 tax years in the third quarter of 2013. The audit adjustments had an insignificant impact on the Company's 2013 effective tax rate. The Company has fully resolved all IRS issues relating to the matters challenging the ESOP related federal income tax deductions claimed by the Company. During the third quarter of 2013, the Company made a final interest payment of $1,991 related to the 2008 ESOP adjustment which had been disclosed in prior years.
As of December 31, 2013, the Company is subject to non-U.S. income tax examinations for the tax years of 2006 through 2013. In addition, the Company is subject to state and local income tax examinations for the tax years 2003 through 2013.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2013	2012	2011
Balance at beginning of year	$28,119	$29,666	$31,268
Additions based on tax positions related to the current year	3,480	3,760	2,807
Additions for tax positions of prior years	5,059	7,392	1,354
Reductions for tax positions of prior years	(3,378)	(6,583)	(3,339)
Settlements	(103)	(1,139)	(1,089)
Lapses of Statutes of Limitations	(2,180)	(4,977)	(1,335)
Balance at end of year	$30,997	$28,119	$29,666

Included in the balance of unrecognized tax benefits at December 31, 2013, 2012 and 2011 is $27,767, $25,011 and $25,569 in unrecognized tax benefits, the recognition of which would have an effect on the effective tax rate.
Included in the balance of unrecognized tax benefits at December 31, 2013 is $5,551 related to tax positions for which it is reasonably possible that the total amounts could significantly change during the next twelve months. This amount represents a decrease in unrecognized tax benefits comprised primarily of items related to federal audits of partnership investments, assessed state income tax audits, federal and state settlement negotiations currently in progress and expiring statutes in federal, foreign and state jurisdictions.
The Company classifies all income tax related interest and penalties as income tax expense. During the year ended December 31, 2013, there was an increase of $103 in income tax interest and penalties and in 2012 and 2011, the Company recognized a release of $1,532 and $1,163, respectively. At December 31, 2013, 2012 and 2011, the Company has accrued $6,246, $6,178 and $8,095, respectively, for the potential payment of interest and penalties.